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                                                                Exhibit 10.6.2


                               SECOND AMENDMENT TO

                      OPERATIONS AND MAINTENANCE AGREEMENT

         THIS AMENDMENT to Operations and Maintenance Agreement ("Amendment") dated as of this 4th day of November, 1999, is by and between Tenaska Georgia Partners, L.P., a Delaware limited partnership ("Owner") and Tenaska Operations, Inc., a Delaware corporation ("Operator").

         WHEREAS, Owner and Operator desire to further amend that certain Operations and Maintenance Agreement by and between them, dated September 10, 1999, as amended by Amendment dated October 26, 1999 ("O&M Agreement"), whereby Operator will waive its right to receive the annual Fixed Management Fee for the Year 2003.

         NOW, THEREFORE, in consideration of the premises contained in this Amendment, the Parties hereto, intending to be legally bound, agree as follows:

1.       AMENDMENT

         Section 5.4(a) of the O&M Agreement is hereby amended by adding thereto as the final sentence the following:

                  "Notwithstanding any provision in this Section 5.4(a) to the contrary, Operator hereby forever waives, releases and discharges Owner from any and all obligation to pay to Operator the annual Fixed Management Fee for Year 2003 only."

2.       ENTIRE AGREEMENT

         This Amendment contains all of the understandings and agreements existing between the Parties with respect to the subject matter of this Amendment. All provisions of the O&M Agreement not modified by this Amendment shall remain in full force and effect.

3.       GOVERNING LAW

         THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA, EXCLUDING CONFLICT OF LAW RULES WHICH MAY CALL FOR THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.


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         IN WITNESS WHEREOF, each Party has caused this Amendment to be signed in its name and on its behalf by a duly authorized officer, as of the day and year first above written.

                                            OWNER:

                                            TENASKA GEORGIA PARTNERS, L.P.,
                                            a Delaware limited partnership

                                            By:   Tenaska Georgia, Inc.
                                            Its:  Managing General Partner

                                            By:   /s/
                                                  ------------------------------
                                            Title:Vice President

                                            OPERATOR:

                                            TENASKA OPERATIONS, INC.,
                                            a Delaware corporation

                                            By:   /s/
                                                  ------------------------------
                                            Title:Vice President


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